UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

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BLONDER TONGUE LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLONDER TONGUE LABORATORIES, INC.

One Jake Brown Road

Old Bridge, New Jersey 08857

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2005

To Our Stockholders:

The 2005 Annual Meeting of Stockholders of Blonder Tongue Laboratories, Inc. (the “Company”) will be held at the Hilton East Brunswick, Three Tower Center, East Brunswick, New Jersey 08816, on May 24, 2005, beginning at 10:00 a.m., local time, for the following purposes:

1.                                       To elect three Directors constituting Class I of the Board of Directors to serve until the 2008 Annual Meeting of Stockholders or until their successors have been elected and qualified;

2.                                       To approve the Company’s 2005 Employee Equity Incentive Plan;

3.                                       To approve the Company’s 2005 Director Equity Incentive Plan;

4.                                       To ratify the appointment of BDO Seidman, LLP, certified public accountants, as the Company’s independent registered public accountants for the year ending December 31, 2005; and

5.                                       To transact such other business as may properly come before the meeting or any adjournments thereof.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

A proxy, if properly executed and received in time for the voting, will be voted in the manner directed therein.  If no direction is made, such proxy will be voted FOR all proposals therein.

The Board of Directors has fixed the close of business on March 31, 2005 as the record date for determining stockholders entitled to notice of the meeting and to vote at such meeting or any adjournments thereof, and only stockholders of record at the close of business on March 31, 2005, are entitled to notice of and to vote at such meeting or any adjournments thereof.

Your attention is directed to the attached Proxy Statement for further information regarding each proposal to be made.

You are cordially invited to attend the meeting.  Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly.  If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

By Order of the Board of Directors

Robert J. Pallé, Jr., President, Chief Operating Officer and Secretary
April 28, 2005

PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  IF YOU ATTEND THE MEETING AND DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY REVOKING YOUR PROXY.

BLONDER TONGUE LABORATORIES, INC.

One Jake Brown Road

Old Bridge, New Jersey 08857

PROXY STATEMENT FOR

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

MAY 24, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Blonder Tongue Laboratories, Inc., a Delaware corporation (the “Company”), to be voted at the 2005 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Hilton East Brunswick, Three Tower Center, East Brunswick, New Jersey 08816 on May 24, 2005, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.

All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised, by written notice to the Secretary of the Company or by delivering a later dated proxy.  Attendance at the Annual Meeting will not, without delivery of the written notice described in the immediately preceding sentence, constitute revocation of a proxy.  The mailing address of the principal executive offices of the Company is One Jake Brown Road, Old Bridge, New Jersey 08857.  The Company’s telephone number is (732) 679-4000.  This Proxy Statement and the enclosed form of proxy will be mailed to each stockholder on or about April 28, 2005, together with the Annual Report on Form 10-K for the year ended December 31, 2004.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given.  Regarding the election of Directors to serve until the 2008 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees.  With respect to any other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting.  Stockholders should specify their choices on the enclosed form of proxy.  If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, FOR approval of the 2005 Employee Equity Incentive Plan, FOR approval of the 2005 Director Equity Incentive Plan, and FOR ratification of the appointment of BDO Seidman, LLP as independent registered public accountants for the fiscal year ending December 31, 2005.  Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting.  Thus, abstentions will have no effect on the vote for election of Directors.  Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting.  Abstentions are deemed present for quorum purposes and entitled to vote and, therefore, will have the effect of a vote against any matter other than the election of Directors.  Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote shares on the matter.  Broker non-votes are not considered to be shares “entitled to vote” (other than for quorum purposes), will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting.

Management is not aware at the date hereof of any matter to be presented at the Annual Meeting other than the election of Directors and the other proposals described in the attached Notice of Annual Meeting of Stockholders.  If any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgement.

The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement, will be paid by the Company.  The solicitation will be made by use of the mails, through brokers and banking institutions, and by officers and regular employees of the Company.  Proxies may be solicited by personal interview, mail, telephone or facsimile transmission.

Only owners of record of the common stock, $.001 par value per share, of the Company (“Common Stock”) at the close of business on March 31, 2005 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.  Each owner of record on the Record Date is entitled to one vote for each share of Common Stock of the Company so held.  There is no cumulative voting.  On the Record Date, there were 7,566,881 shares of Common Stock issued, outstanding and entitled to vote.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation, as amended, provides that the Board shall consist of between five and eleven members, as determined from time to time by the Board, divided into three classes as nearly equal in number as possible.  The size of the Board has currently been set at nine.  The term of the current Class I Directors expires at the 2005 Annual Meeting, the term of the current Class II Directors expires at the 2006 Annual Meeting and the term of the current Class III Directors expires at the 2007 Annual Meeting.  The successors to each class of Directors whose terms expire at an Annual Meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election.

The Directors whose terms will expire at the 2005 Annual Meeting of Stockholders are John E. Dwight, Robert E. Heaton and James A. Luksch, all of whom have been recommended for nomination by the Nominating Committee and nominated by the Board to stand for reelection as Directors at the 2005 Annual Meeting of Stockholders, to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified.  Messrs. Dwight, Heaton and Luksch have consented to serve for the new terms, if elected.

Recommendation of the Board of Directors Concerning the Election of Directors

The Board of Directors of the Company recommends a vote FOR John E. Dwight, Robert E. Heaton and James A. Luksch as Class I Directors to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified.  Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

DIRECTORS AND EXECUTIVE OFFICERS

Nominee and Continuing Directors

The following table sets forth the names and certain information about each of the nominees for election as a Director of the Company and the continuing Directors of the Company:

Name	Age	Director Since
Nominees for a three-year term expiring in 2008 (Class I Directors):
John E. Dwight	69	1995
Robert E. Heaton (1) (2)	75	1998
James A. Luksch	74	1988

(1)                                  Since May, 1998, a member of the Compensation Committee of the Board of Directors.

(2)                                  Since June, 2000, a member of the Audit Committee of the Board of Directors.

Directors not standing for election this year whose terms expire in 2007 (Class III Directors):
Robert B. Mayer(1)(2)(3)	73	1995
James F. Williams(1)(4)	47	1993
Stephen K. Necessary	48	2004

Directors not standing for election this year whose terms expire in 2006 (Class II Directors):
Robert J. Pallé, Jr.	59	1993
Gary P. Scharmett(5)	49	1997
James H. Williams	73	1988

(1)                                  Since December, 1995, a member of the Audit Committee of the Board of Directors.

(2)                                  Since December, 1995, a member of the Compensation Committee of the Board of Directors.

(3)                                  Since April, 2004, a member of the Nominating Committee of the Board of Directors.

(4)                                  Since September, 1997, a member of the Compensation Committee of the Board of Directors.

(5)                                  Since February, 2004, a member of the Nominating Committee of the Board of Directors.

Set forth below is a brief summary of the recent business experience and background of each nominee, continuing Director and executive officer:

John E. Dwight has been a Director of the Company since December 14, 1995.  He was a Senior Vice President of the Company from September, 1997 through December, 2000.  Mr. Dwight currently serves as Assistant to the President of the Company.  From 1992 until September, 1997, Mr. Dwight served as President of Film Microelectronics, Inc., a designer and manufacturer of microelectronic products.

Robert E. Heaton has been a Director of the Company since March, 1998.  He also presently serves on the Board of Directors of Wheeling-Pittsburgh Steel Corp.  From April, 1993 through April, 1995, Mr. Heaton served as Vice Chairman of the Stainless Steel Group of Lukens, Inc.  From April, 1981, through April, 1993, Mr. Heaton was President and Chief Executive Officer of Washington Steel Corporation until it was acquired by Lukens, Inc.  Mr. Heaton is a past Chairman of the Specialty Steel Industry of North America.

James A. Luksch has been the Chief Executive Officer and a Director of the Company since November, 1988.  He became Chairman of the Board in November, 1994.  He also served as President of the Company from November, 1988 until May, 2003.

Robert B. Mayer has been a Director of the Company since December 14, 1995.  From 1966 to 1991, he served in various executive positions, including Director and Regional President of Norstar Bank, N.A. (formerly known as Liberty National Bank & Trust Co.), a member of Fleet Financial Group.  Mr. Mayer has from time to time served as a part-time instructor at State University of New York at Buffalo and is currently a Director and officer of People, Inc. and a member of the Loan Committee, Erie County Regional Industrial Development Corporation.

Stephen K. Necessary has been a Director of the Company since December, 2004.  Since January, 2005, he has been Vice President-Video Product Development for Cox Communications, Inc. From June, 2002 to December, 2004, he served as President of Concurrent Computer Corporation’s Video On Demand Division.  From January, 2000 to June, 2002, Mr. Necessary served as the President, Chief Executive Officer and a Director of PowerTV, Inc, a software subsidiary of Scientific-Atlanta.  From June, 1982 to February, 1991 and from October, 1995 to December, 1999, he held a number of positions with Scientific-Atlanta, including Vice President and General Manager of analog video systems and his final position of Corporate Vice President and Vice President of Marketing.  From February, 1991 to October, 1995, he was employed by ANTEC Corporation, where his final position was President of the products group.

Robert J. Pallé, Jr. has been the President of the Company since May, 2003 and the Chief Operating Officer and Secretary of the Company since April, 1989.  He became a Director of the Company in September, 1993.  He also served as Executive Vice President from April, 1989 until May, 2003 and as Interim Treasurer from March through April, 2001.

Gary P. Scharmett has been a Director of the Company since December, 1997.  Since January, 1989, Mr. Scharmett has been a partner in the law firm of Stradley, Ronon, Stevens & Young, LLP, the Company’s outside counsel, and served on the Board of Directors of that firm from January 2001 until December 2003.

James F. Williams has been a Director of the Company since September, 1993.  He has also served as the President and a Director of Ontario Consolidated Leasing, Inc., a heavy equipment leasing company, since March, 1997.  Since April, 1996, Mr. Williams has also been the Chairman of the Board and Chief Executive Officer of Integrated Waste Services, Inc.  Mr. Williams is the nephew of. James H. Williams.

James H. Williams has been a Director of the Company since November, 1988, and served as Chairman of the Board of the Company from November, 1988 until November, 1994.  He presently serves as a consultant to the Company under a written agreement.

Other Executive Officers

Eric S. Skolnik, 40, has served as Senior Vice President of the Company since May, 2003 and as Chief Financial Officer, Treasurer and Assistant Secretary of the Company since May, 2001.  He served as Interim Chief Financial Officer of the Company from January, 2001 through April, 2001.  He was Corporate Controller of the Company from May, 2000 through January, 2001.  From 1994 until May, 2000, Mr. Skolnik worked as a certified public accountant with BDO Seidman, LLP, the Company’s registered public accountants.

Norman A. Westcott, 64, has served as Senior Vice President - Operational Services of the Company since October, 1999 and was a Vice President of the Company from July, 1994 until October, 1999.  Mr. Westcott is responsible for material purchasing and production.

Allen Horvath, 53, has served as Vice President - Manufacturing of the Company since May, 2003.  Mr. Horvath is responsible for the Company’s manufacturing activities.  Mr. Horvath served as the Manufacturing Manager for the Company from 1998 until May 2003.  Since 1976 Mr. Horvath has served the Company in several management positions in the areas of Production Testing, Engineering, Quality Control and Manufacturing.

Kant Mistry, 64, has served as Vice President - Engineering of the Company since May, 2003 and as Chief Technical Officer of the Company since July, 2000.  From October, 1990 to July, 2000, Mr. Mistry served as the Chief Engineer of the Company.

Emily M. Nikoo, 39, has served as Vice President - Marketing and Technical Services of the Company since February, 2004.  She was hired by the Company in March, 1995 as a product manager and has held several supervisory and management positions with the Company.  From 1994 until March, 1995, Ms. Nikoo was the Vice President of Electronic Systems Advanced Technology, and from 1987 to 1994 she worked as an electrical engineering and project manager for Lockheed Martin Corporation in its space systems business segment.  Ms. Nikoo is the daughter of James A. Luksch.

Peter F. Daly, Jr., 48, has served as Vice President – Sales of the Company since April, 2004.  Mr. Daly is responsible for sales and customer service.  Mr. Daly was a co-founder of Lamont Digital Systems, Inc. and served as Senior Vice President and Chief Technology Officer of this company from November, 2000 to November, 2003, during which time he oversaw the design, engineering and operation of complex fiber-to-the-home video, voice and data systems.  From January, 1992 to November, 2000, Mr. Daly served as Vice President and Chief Operating Officer of Campus TeleVideo, a division of Lamont Digital Systems, Inc.

Director Independence

The Board of Directors has considered the independence of the Company’s directors pursuant to Section 121A of the Rules of the American Stock Exchange.  Based on this consideration, the Board has determined that Robert B. Mayer, James F. Williams, Robert E. Heaton, Stephen K. Necessary and Gary P. Scharmett are independent pursuant to Section 121A.

Meetings of the Board of Directors; Committees

During the year ended December 31, 2004, there were nine meetings of the Company’s Board of Directors and each Director attended (either in person or via teleconference) at least 75% of the meetings held.  The Board of Directors has three standing committees:  the Compensation Committee, the Nominating Committee and the Audit Committee.

Compensation Committee.  The Compensation Committee is currently comprised of Robert B. Mayer, Robert E. Heaton and James F. Williams, all of whom are non-employee Directors.  The Compensation Committee is responsible to determine compensation for the Company’s executive officers and to administer the Company’s stock option plans, except for the Amended and Restated 1996 Director Option Plan and the 2005 Director Equity Incentive Plan (if approved at the 2005 Annual Meeting of Stockholders).  This committee held five meetings during 2004, all of which were attended (either in person or via teleconference) by each committee member.

Nominating Committee.  The Nominating Committee is currently comprised of Robert B. Mayer and Gary P. Scharmett.  The members of the Nominating Committee are independent, as independence for nominating committee members is defined in the American Stock Exchange listing standards.  The Nominating Committee is responsible for, among other things, considering and making recommendations to the Board of Directors concerning the appropriate size of the Board and nominees to stand for election or fill vacancies on the Board.  In particular, the Nominating Committee will identify, recruit, consider and recommend candidates to fill positions on the Board in accordance with its criteria for Board membership (as such criteria is generally described below).  In searching for qualified director candidates to nominate for election at an annual meeting of stockholders, the Nominating Committee will initially consider nominating the current Directors whose terms are expiring and shall consider their past performance on the Board, along with the criteria for Board membership, in determining whether to nominate them for re-election.  In connection with nominations for elections at annual meetings or to fill vacancies in the Board, the Nominating Committee may solicit the current members of the Board to identify qualified candidates through their business and other organizational networks and may also retain director search firms as it determines necessary in its own discretion.  The Nominating Committee would then consider the potential pool of Director candidates derived from the foregoing process, select the top candidates to fill the number of openings based on their qualifications, the Board’s needs (including the need for independent directors) and the criteria for Board membership.  The Nominating Committee will then conduct a thorough investigation of the proposed candidates’ backgrounds to ensure there is no past history that would disqualify such candidates from serving as Directors of the Company.  Those candidates that are selected and pass the background investigation will be recommended to the full Board for nomination.

The criteria for a nominee to the Board includes, among other things:

•                  The highest personal and professional ethics, strength of character, integrity and values;

•                  Experience as a senior manager, chief operating officer or chief executive officer of a relatively complex organization or, if in a professional or scientific capacity, be accustomed to dealing with complex problems, or otherwise shall have obtained and excelled in a position of leadership;

•                  Education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis on matters which relate to the current and long-term objectives of the Company;

•                  Competence and willingness to learn the Company’s business, and the breadth of viewpoint and experience necessary for an understanding of the diverse and sometimes conflicting interests of stockholders and other constituencies;

•                  The nominee should be of such an age at the time of election to assure a minimum of three years of service as a director, and should be free and willing to attend regularly scheduled meetings of the Board of Directors and its committees over a sustained period and otherwise be able to contribute a reasonable amount of time to the affairs of the Company and its affiliates;

•                  The stature and capability to represent the Company before the public, stockholders, and other various individuals and groups that affect the Company; and

•                  Willingness to appraise objectively the performance of management in the interest of the stockholders and question management’s assumptions when inquiry is appropriate.

While the Nominating Committee does not have a formal charter, the Board adopted guidelines addressing the purpose and responsibilities of the Nominating Committee in connection with its formation, which guidelines include procedures for recruiting, considering and recommending nominees to the Board and criteria for Board membership.  Although the Nominating Committee will not consider any director candidates recommended by stockholders, the Board believes this is appropriate as the Company’s certificate of incorporation and bylaws permit stockholders to directly nominate persons for election as Directors by following the procedures set forth therein.  This committee held three meetings during 2004, all of which were attended (either in person or via teleconference) by each committee member.

Audit Committee.  The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) under the Securities Exchange Act of 1934, as amended.  The Audit Committee is currently comprised of James F. Williams, Robert B. Mayer and Robert E. Heaton, all of whom are non-employee Directors.  The Audit Committee is responsible to, among other things, oversee the accounting and financial reporting process and audits of the financial statements, select, retain or terminate the engagement of independent auditors, review the plans and results of the audit engagement with the independent auditors, discuss with the independent auditors all accounting policies and practices to be used and alternative treatments of financial information discussed with management, evaluate and pre-approve audit and non-audit services provided by the independent auditors, review the independence of the independent auditors, assure the regular rotation of the audit partners, consider the range of audit and non-audit fees, review and discuss types of financial and earnings information released to any party, review with the appropriate parties the certifications required for the quarterly reports on Form 10-Q and annual reports on Form 10-K, and review the adequacy of the Company’s internal accounting controls.  This committee held nine meetings during 2004, all of which were attended (either in person or via teleconference) by each committee member.

The members of the Audit Committee are independent, as “independence” for audit committee members is defined in the American Stock Exchange listing standards.  The Company’s Board of Directors has determined that a member of the Audit Committee, James F. Williams, qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.  He is also “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Securities Exchange Act of 1934, as amended.  The Board of Directors adopted a written charter for the Audit Committee in June, 2000, which was amended by the Board of Directors in March, 2003 and March, 2004.  The Audit Committee reviews and reassesses the charter for adequacy on an annual basis, most recently in March, 2005.

Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors.  Stockholders wishing to communicate with the Board of Directors, or any individual member(s) of the Board of Directors, can send a written communication to the attention of the Board of Directors (or specific individual director(s), if applicable) at the following address:  c/o Corporate Secretary, One Jake Brown Road, Old Bridge, New Jersey 08857.  Any such communication must state the number of shares beneficially owned by the stockholder making the communication.  The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

While the Company does not have a formal written policy regarding Board member attendance at its Annual Meeting, the Company actively encourages its directors to attend the Annual Meeting of Stockholders.  All directors attended the Company’s 2004 Annual Meeting of Stockholders (other than Mr. Necessary, who was appointed to the Board in December, 2004).

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has:

•                                          reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with the Company’s management;

•                                          discussed with the Company’s independent registered public accountants the matters required to be discussed by Statement on Accounting Standards No. 61, as the same was in effect on the date of the Company’s financial statements;

•                                          received the written disclosures and the letter from the Company’s independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company’s financial statements; and

•                                          discussed with the Company’s independent registered public accountants their independence from the Company and its management.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accountants are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee has relied, without independent verification, on the information provided to it and on the representations of management and the independent registered public accountants that the financial statements have been prepared in conformity with generally accepted accounting principles.

Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

The Audit Committee

James F. Williams, Chairman

Robert B. Mayer

Robert E. Heaton

Directors’ Compensation

Effective July 1, 2003 and continuing until June 30, 2004, each non-employee director volunteered to temporarily reduce all Directors’ fees by 10%.  Accordingly, during this period each non-employee Director of the Company (other than James H. Williams) was paid a retainer at the annual rate of $13,500, payable quarterly, a fee of $900 for each Board meeting attended in person ($450 if attendance was telephonic) and a fee of $540 for each committee meeting attended in person ($270 if attendance was telephonic or if attending on the same date as a Board meeting).  This temporary reduction in compensation was voluntarily made by the directors in reaction to Messrs. Luksch’s and Pallé’s voluntary reduction in their executive compensation that took effect in May, 2003.  On July 1, 2004, the foregoing temporary reduction in Director’s fees was eliminated.  Thereafter, each non-employee Director of the Company (other than James H. Williams) was paid a retainer at the annual rate of $15,000, payable quarterly, a fee of $1,000 for each Board meeting attended in person ($500 if attendance was telephonic) and a fee of $600 for each committee meeting attended in person ($300 if attendance was telephonic or if attending on the same date as a Board meeting).  Each Director is also reimbursed for certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings.  During calendar year 2004, Messrs. Luksch, Pallé and Dwight did not receive any separate compensation for serving on the Board of Directors or any committees thereof.

Effective January 1, 2000, the Company enacted a new policy requiring each of the Company’s Directors to maintain an investment in the Company’s Common Stock during his or her entire tenure as a Director equal to at least $25,000, calculated by taking the greater of (i) the amount paid for such stock by the Director and (ii) the highest fair market value of such stock.  Non-employee directors of the Company are encouraged to purchase Company Common Stock equal to or exceeding one year’s annual retainer during any three-year period until they meet this requirement.

In May, 1998, the stockholders of the Company approved the adoption of the Company’s Amended and Restated 1996 Director Option Plan, as further amended by approval of the stockholders in May, 2003 (the “1996 Plan”).  The 1996 Plan is administered by the Board of Directors.  Under the 1996 Plan, Directors who are not currently employed by the Company or any subsidiary of the Company and who have not been so employed within the past six months are eligible to receive options from time to time to purchase a number of shares of Common Stock as determined by the Board; provided, however, that no Director may be granted options to purchase more than 5,000 shares of Common Stock in any one calendar year.  The exercise price for such shares is the fair market value thereof on the date of grant, and the options vest as determined in each case by the Board of Directors.  Options granted under the 1996 Plan will generally be exercisable over the term of the option, as determined by the Board; however, no option granted under the 1996 Plan may have a term of greater than ten years from the date of grant.  A maximum of 200,000 shares may be awarded under the 1996 Plan which expires January 2, 2006.

On September 14, 2004 each of the Company’s non-employee Directors, other than James H. Williams, was granted an option under the 1996 Plan to purchase 5,000 shares of Common Stock at an exercise price of $3.10 per share, vesting on the first anniversary of the date of grant.  On February 2, 2005, each of the Company’s non-employee Directors, other than James H. Williams, was granted an option under the 1996 Plan to purchase 5,000 shares of Common Stock at an exercise price equal to the greater of (i) $3.85 per share and (ii) the fair market value of the Company’s common stock on the second trading day following the date of public disclosure of the Company’s financial results for the fiscal year ended December 31, 2004.  The fair market value of the Common Stock on the second trading day following the date of public disclosure was lower than $3.85 per share; accordingly, the exercise price is $3.85 per share.  These options vest on May 31, 2005.

On February 2, 2005, the Board of Directors adopted (subject to shareholder approval) the Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan (the “Director Plan”).  Under the Director Plan, Directors who are not currently employed by the Company or any subsidiary of the Company and who have not been so employed within the past six months are eligible to receive equity-based awards from time to time as determined by the Board.  Proposal No. 3 of this Proxy Statement, beginning on page 20, includes a summary description of the Director Plan.

The Company is party to a consulting and non-competition agreement with James H. Williams for the purpose of obtaining advice and counseling from Mr. Williams concerning strategic planning and financial and business matters.  Under this agreement, as amended, Mr. Williams is obligated to make himself available to the Company for up to 25 hours per month, in addition to time spent attending to his duties as a member of the Board of Directors of the Company.  Mr. Williams is paid at the rate of $168,525 per year for his services under this agreement, subject to adjustment on a basis consistent with adjustments to compensation for the Company’s senior management.  From July 1, 2003 until June 30, 2004, Mr. Williams’ pay was voluntarily reduced by 10% to $151,672.56 per year, consistent with similar reductions in annual compensation paid to Messrs. Luksch and Pallé.  The agreement provides a cap of $200,000 on payments to be made thereunder during any calendar year.  The initial term of this agreement expired on December 31, 2004 and automatically renews thereafter for successive one year terms (subject to termination at the end of any renewal term on at least 90 days’ notice).  The agreement was automatically renewed for a one-year term, expiring December 31, 2005.  Payments to Mr. Williams under this consulting agreement are in lieu of any other payments in connection with his services as a Director or committee member, other than the reimbursement of certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission (the “Commission”) and the American Stock Exchange, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, Directors and greater than ten percent stockholders (collectively, “Reporting Persons”) are additionally required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of the Reporting Persons that no other reports were required with respect to fiscal year 2004, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with on a timely basis in fiscal year 2004.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 15, 2005 by (i) each person who is known by the Company to beneficially own more than five percent of the Company’s Common Stock, (ii) each of the Company’s Directors, including nominee Directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all executive officers and Directors as a group.  Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership (1)		Percent of Class Beneficially Owned
James A. Luksch	1,296,192	(3)	16.20%
Robert J. Pallé, Jr.	1,194,323	(4)	14.92%
Norman A. Westcott	100,839	(5)	1.25%
Kant Mistry	68,925	(6)	*
Emily Nikoo	104,688	(7)	1.29%
John E. Dwight	99,659	(8)	1.23%
James H. Williams	1,525,654	(9)	19.06%
James F. Williams	96,173	(9)	1.20%
Gary P. Scharmett	43,300	(10)	*
Robert B. Mayer	32,000	(11)	*
Robert E. Heaton	30,000	(12)	*
Stephen K. Necessary	0		*
All Directors and executive officers as a group (15 persons)	4,638,373		54.22%
Blonder Tongue Telephone, LLC(13) Resource Investment Group, LLC Blonder Tongue Laboratories, Inc. H. Tyler Bell Douglas Bell	500,000	(14)	6.25%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	499,600	(15)	6.24%
Al Frank Asset Management, Inc. 32392 Coast highway, Suite 260 Laguna Beach, California 92651	436,627	(16)	5.46%

*   Less than 1%

(1)

Beneficial ownership as of March 15, 2005 for each person includes shares subject to options held by such person (but not held by any other person) which are exercisable within 60 days after such date. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities, which voting or investment power may be further described in the footnotes below. This table contains information furnished to the Company by the respective stockholders or contained in filings made with the Commission.

(2)	Unless otherwise indicated, the address for each beneficial owner is c/o Blonder Tongue Laboratories, Inc., One Jake Brown Road, Old Bridge, NJ 08857.
(3)

Includes 10,928 shares of Common Stock owned of record by two trusts of which Mr. Luksch is the trustee, 9 shares of Common Stock owned of record by an estate of which Mr. Luksch is the executor and 64,286 shares of Common Stock held of record by Mr. Luksch’s spouse, as to which Mr. Luksch expressly disclaims beneficial ownership.

(4)	Includes 200,000 shares of Common Stock owned of record by a limited liability company of which Mr. Pallé and his wife are the sole members.
(5)	Includes 89,033 shares of Common Stock underlying options granted by the Company.
(6)

Includes 2,000 shares of Common Stock held jointly by Mr. Mistry and his spouse, 952 shares of Common Stock held jointly by Mr. Mistry’s spouse and child, 951 shares of Common Stock held jointly by Mr. Mistry’s spouse and child, and 65,022 shares of Common Stock underlying options granted by the Company.

(7)	Includes 52,500 shares of Common Stock underlying options granted by the Company to Ms. Nikoo’s spouse and 52,000 shares of Common Stock underlying options granted by the Company to Ms. Nikoo.
(8)	Includes 73,659 shares of Common Stock underlying options granted by the Company.
(9)

James H. Williams has granted to James F. Williams the option to purchase 52,173 shares of Company Common Stock which he owns. These shares are included in the beneficial ownership of both Directors. Beneficial ownership for James F. Williams also includes 29,000 shares of Common Stock underlying options granted by the Company.

(10)	Includes 37,000 shares of Common Stock underlying options granted by the Company.
(11)

Includes 29,000 shares of Common Stock underlying options granted by the Company, 500 shares of Common Stock held of record by Mr. Mayer’s adult son, as to which Mr. Mayer expressly disclaims beneficial ownership, and 200 shares of Common Stock held of record by Mr. Mayer’s spouse.

(12)	Includes 27,000 shares of Common Stock underlying options granted by the Company.
(13)

The address for the Company is set forth in footnote 2 above, and the address for Blonder Tongue Telephone, LLC, Resource Investment Group, LLC, H. Tyler Bell and Douglas Bell is c/o Williamstown Pavilion & Business Park, 1809 North Black Horse Pike, Suite B3, Williamstown, New Jersey 08094.

(14)

The Company issued 500,000 shares of Common Stock to Blonder Tongue Telephone, LLC (“BTT”) in connection with forming its telephony venture. While economic ownership of BTT is split 50% each by the Company and Resource Investment Group, LLC (“RIG”), any investment decision with regard to these 500,000 shares of Common Stock must be made unanimously by the Company and RIG. H. Tyler Bell shares voting power over such shares with the members of BTT in his capacity as the General Manager of BTT. RIG is wholly-owned by Douglas Bell, who is also the Manager of RIG. As such, Douglas Bell may also be deemed to be an indirect beneficial owner of the 500,000 shares of Common Stock. Of the 500,000 shares, one-half (250,000 shares) have been pledged to the Company as collateral to secure BTT’s obligation to repay the $1,167,000 cash component of the purchase price to the Company. See “Certain Relationships and Related Transactions” beginning on page 16 for more details.

(15)

Based on a Schedule 13G/A filed by FMR Corp. (“FMR”) with the Commission on February 14, 2005. The Schedule 13G/A discloses that the 499,600 shares of Common Stock are held directly by Fidelity Low Priced Stock Fund, that each of FMR and Edward C. Johnson, 3rd, Chairman of FMR, have the sole power to dispose of the 499,600 shares of Common Stock, and that sole power to vote or direct the voting of the 499,600 shares of Common Stock is held by the Fidelity Funds’ Board of Trustees.

(16)

Based on a Schedule 13G filed by Al Frank Asset Management, Inc. (“AFAM”) with the Commission on February 11, 2005. The Schedule 13G discloses that AFAM has the sole power to vote 279,050 shares of Common Stock, and the sole power to dispose of 436,627 shares of Common Stock.

EXECUTIVE COMPENSATION

Summary

The following table sets forth certain summary information concerning compensation paid or accrued for services rendered to the Company in all capacities for the year ended December 31, 2004 and the two prior fiscal years with respect to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who served as executive officers during 2004 and whose salary plus bonus during 2004 exceeded $100,000.

Summary Compensation Table

				Long-Term Compensation
				Securities
Name and	Annual Compensation			Underlying	All Other
Principal Position	Year	Salary ($)	Bonus($)	Options(#)	Compensation($)(1)
James A. Luksch	2004	354,139	0	—	12,707
Chairman of the Board and Chief Executive	2003	345,697	0	—	10,637
Officer	2002	341,000	0	—	11,416

Robert J. Pallé, Jr.	2004	298,490	0	—	16,301
President, Chief Operating Officer and Secretary	2003	266,950	0	—	16,714
	2002	266,000	0	—	17,135

Norman A. Westcott	2004	143,057	0	—	6,113
Senior Vice President – Operational	2003	137,961	0	—	5,829
Services	2002	130,000	0	25,000	5,630

Kant Mistry	2004	147,885	0	—	5,041
Vice President – Engineering and Chief Technical	2003	139,000	0	—	4,737
Officer	2002	139,000	0	20,000	4,737

Emily Nikoo	2004	129,442	0	—	4,409
Vice President – Marketing and Technical	2003	125,221	0	—	4,266
Services	2002	115,500	0	17,500	3,938

(1)                    Represents reimbursement of life insurance premiums, matching contributions paid by the Company under its 401(k) plan and costs of preparation of individual tax returns.  Amounts paid in 2004 for life insurance were $1,489, $1,163, $571, $604 and $526; matching contributions under the Company’s 401(k) plan were $6,500, $6,500, $4,292, $4,437 and $3,883; and amounts paid for preparation of tax returns were $4,718, $8,638, $1,250, $0 and $0 for Messrs. Luksch, Pallé, Westcott and Mistry and Ms. Nikoo, respectively.  Amounts paid in 2003 for life insurance were $1,412, $1,089, $563, $567 and $510; matching contributions under the Company’s 401(k) plan were $6,000, $6,000, $4,016, $4,170 and $3,756; and amounts paid for preparation of tax returns were $3,225, $9,625, $1,250, $0 and $0 for Messrs. Luksch, Pallé, Westcott and Mistry and Ms. Nikoo, respectively.  Amounts paid in 2002 for life insurance were $1,391, $1,085, $530, $567 and $473; matching contributions under the Company’s 401(k) plan were $5,500, $5,500, $3,900, $4,170 and $3,465; and amounts paid for preparation of tax returns were $4,525, $10,550, $1,200, $0 and $0 for Messrs. Luksch, Pallé, Westcott and Mistry and Ms. Nikoo, respectively.

Option Exercises and Holdings

The following table provides information with respect to the named executive officers concerning the exercise of options during fiscal year 2004 and unexercised options held as of December 31, 2004.

Aggregated Option Exercises in 2004
and Option Values as of December 31, 2004

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at December 31, 2004(#)		Value of Unexercised In-the-Money Options at December 31, 2004($)(1)
Name	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Luksch	—	—	—	—	—	—
Robert J. Pallé, Jr.	—	—	—	—	—	—
Norman A. Westcott	—	—	80,700	8,333	31,827	7,333
Kant Mistry	—	—	58,355	6,667	26,033	5,867
Emily Nikoo	—	—	46,167	5,833	24,567	5,133

(1)       These columns represent the difference on December 31, 2004 between the closing market price of the Company’s Common Stock and the option exercise price.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of James F. Williams, Robert B. Mayer and Robert E. Heaton.  No member of the Compensation Committee was an officer or employee of the Company during fiscal year 2004.  None of the executive officers of the Company has served on the board of directors, the compensation committee or any other board committee performing equivalent functions of any other entity, any of whose officers served either on the Board of Directors or the Compensation Committee of the Company.

EQUITY COMPENSATION PLANS

The following table provides certain summary information as of December 31, 2004, concerning compensation plans (including individual compensation arrangements) of the Company under which shares of the Company’s Common Stock may be issued.

Equity Compensation Plan Information

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights(#)	Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights($)	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In The First Column)(#)

Equity Compensation Plans Approved By Security Holders	1,171,165	$5.18	147,830(1)

Equity Compensation Plans Not Approved By Security Holders	10,000(2)	$6.88	0

Total	1,181,165	$5.19	147,830

(1)          Includes 25,000 shares of the Company’s Common Stock available for issuance as restricted stock under the 1995 Long Term Incentive Plan (the “1995 Plan”).  Excludes the 2005 Employee Equity Incentive Plan and the 2005 Director Equity Incentive Plan described below in this Proxy Statement (see Proposal Nos. 2 and 3), which were approved by the Board of Directors on February 2, 2005, subject to shareholder approval.

(2)          In 1996 the Board of Directors granted a non-plan, non-qualified option for 10,000 shares of the Company’s Common Stock to Gary P. Scharmett at an original exercise price of $10.25 per share, which was repriced to $6.88 per share on September 17, 1998.  The option expires in 2006.  At the time of the grant, Mr. Scharmett was not a director of the Company.

REPORT OF COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION POLICIES

General

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors.  The objective of the Company in setting executive compensation has been to attract, retain and motivate qualified executives to manage the Company’s business and affairs so as to foster sales and earnings growth, achieve significant current profits and maximize stockholder value.  Executive compensation in the aggregate is made up principally of annual base salary, bonus, awards of stock options under the Company’s 1995 Long Term Incentive Plan and, if approved at the 2005 Annual Meeting of Stockholders, grants of equity-based and other performance-based awards under the Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan.

Generally, annual salary adjustments and bonuses for executive officers other than Messrs. Luksch and Pallé have been recommended by Mr. Luksch and ultimately determined by the Compensation Committee.  The annual salary adjustments and bonuses for Messrs. Luksch and Pallé are determined by the Compensation Committee, subject to Board approval.  An annual performance evaluation of each executive officer is conducted, upon which a salary adjustment is determined.  The performance evaluation focuses on the executive’s performance during the past year of the responsibilities of his position, the executive’s improvement in areas where any deficiencies may have been noted in the past, and the executive’s achievement of any specific goals and objectives which may have been established for such executive, including achievement of budget objectives.  The Company’s overall profit for the fiscal year and the executive’s individual contribution to that profit are also considered.  As is typical for most corporations, the assessment of individual performance contributions is in most cases subjective and not conditioned upon the achievement of any specific, pre-determined performance targets.

In February, 1997, the Compensation Committee implemented the Executive Officer Bonus Plan (“Executive Bonus Plan”).  The Compensation Committee believes that a combination of base salary, cash bonus awards under the Executive Bonus Plan and the award of stock options and/or restricted stock awards will support the short-term and long-term strategic objectives of the Company and will reward individual performance and the value created for stockholders.  Cash bonus awards under the Executive Bonus Plan are paid to officers during a particular fiscal year based upon and relating to the financial performance of the Company during the prior fiscal year.  During the first quarter of each fiscal year of the Company, the Compensation Committee designates which of the Company’s executive officers are to participate in the Executive Bonus Plan for that year.  Also during the first quarter, the Compensation Committee establishes one or more objective performance goals for each participant, together with a maximum dollar bonus opportunity for the participant and a formula to determine bonus payments based on the achievement of the goal(s).  In no event may the bonus for any participant exceed 100% of such participant’s base salary.

The performance goals are expressed in terms of (a) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flows, or any combination thereof) and/or (b) one or more corporate or divisional sales-based measures.  Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders’ equity and shares outstanding.  Performance goals need not be uniform among participants.

After the Company’s financial results for a fiscal year have been determined, the Compensation Committee certifies the level of performance goal attainment and the potential bonus payment for each participant.  The Compensation Committee has full authority to reduce the amount that would otherwise be payable to any participant for a fiscal year.  For 2004, no bonuses were awarded under the Executive Bonus Plan.

Compensation of the Chief Executive Officer

Mr. Luksch has been Chief Executive Officer of the Company since it commenced operations in 1988 and served as President of the Company from such date until May, 2003.  His compensation includes the same elements and performance measures as the compensation of the Company’s other executive officers.

Mr. Luksch’s annual salary has been $365,000 since January 1, 2003.  The determination of this salary level was based on Mr. Luksch’s leadership and efforts over the prior two years (2001 and 2002) that enabled the Company to remain profitable despite a difficult marketplace and his vision in seeking additional sources of revenue in a down market.  The amount of the salary was determined following an analysis of the range of compensation paid to chief executive officers of similar-sized manufacturing companies located in the Northeastern United States.  Mr. Luksch’s compensation, as adjusted, fell within the middle of the range.  On May 8, 2003, Mr. Luksch advised the Board that he and Mr. Pallé intended to voluntarily implement a temporary 10% wage reduction upon themselves in an effort to personally participate in the Company’s cost reduction program.  This reduction became effective May 17, 2003 and expired on May 8, 2004.  Accordingly, Mr. Luksch’s salary for the period January 1, 2004 through May 8, 2004 was at the rate of $328,500 per annum.  Mr. Luksch received no bonus and no stock options during fiscal year 2004.  The Committee believes that Mr. Luksch’s overall compensation is fair and reasonable.  This assessment is a subjective determination and is not quantitatively related to the Company’s performance.  Mr. Luksch’s compensation is scheduled for review by the Compensation Committee toward the end of April, 2005, with any adjustment to be retroactive to January 1, 2005.

The Compensation Committee

Robert B. Mayer, Chairman

Robert E. Heaton

James F. Williams

COMPARATIVE STOCK PERFORMANCE

The graph below compares the cumulative total return during the period from December 31, 1999 to December 31, 2004, for the Company’s Common Stock, the AMEX Stock Exchange Composite Index (formerly the AMEX Market Value Index) and the Dow Jones Electrical Components & Equipment Industry Group Index.  This graph assumes the investment of $100 in the Company’s Common Stock, the stock in the companies presented in the AMEX Stock Exchange Composite Index and the stock in the companies comprising the Dow Jones Electrical Components & Equipment Industry Group Index on January 1, 1999 and the reinvestment of all dividends.

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
BDR	100.00	62.50	73.80	32.00	64.20	86.20
AMEX	100.00	102.37	96.65	94.00	133.82	163.56
DJEI	100.00	61.28	43.10	25.55	41.73	38.45

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Chief Executive Officer’s daughter, Emily Nikoo, is the Vice President - Marketing and Technical Services of the Company.  In addition, Ms. Nikoo heads the Company’s task force for the promotion of its interdiction product line.  The annual salary for Ms. Nikoo in 2004 was $129,442.  Nezam Nikoo, Ms. Nikoo’s husband and the Chief Executive Officer’s son-in-law, is Chief Digital Engineer of the Company.  The annual salary for Mr. Nikoo in 2004 was $124,801.

One of the Company’s Directors, Gary P. Scharmett, is a partner at the law firm of Stradley, Ronon, Stevens & Young, LLP, which serves as the Company’s outside counsel.  Mr. Scharmett also served on the Board of Directors of that firm from January 2001 until December 2003.

As of March 31, 2005, James A. Luksch, Chief Executive Officer and a Director of the Company, was indebted to the Company in the amount of $193,104, for which no interest has been charged.  This indebtedness arose from a series of cash advances to Mr. Luksch, the latest of which was advanced in February, 2002.  The largest aggregate amount of indebtedness during the 2004 fiscal year was $200,872.  This debt is presently being repaid at the rate of $1,000 per month.

Robert J. Pallé, Jr., President and a Director of the Company, lent the Company 100% of the purchase price of certain used equipment purchased by the Company in October through November of 2003.  The equipment was purchased at a substantial discount to market price and the Company has sold and will resell the equipment.  While the aggregate cost to purchase all of the equipment was approximately $950,000, the maximum amount of indebtedness outstanding to Mr. Pallé at any one time during the 2004 fiscal year was $617,758.  The Company repaid this loan in full in July, 2004.  Mr. Pallé made the loan to the Company on a non-recourse basis, secured solely by a security interest in the equipment purchased by the Company and the proceeds resulting from the sale of the equipment.  In consideration for the extension of credit on a non-recourse basis,  Mr. Pallé received from the Company interest on the outstanding balance at the margin interest rate he incurred for borrowing the funds from his lenders plus 25% of the gross profit derived from the Company’s resale of such equipment.  During 2004, interest on the loan paid to Mr. Pallé was $12,160.  In addition, Mr. Pallé was paid $32,632, representing an advance payment against his share of gross profit derived from the resale of such equipment, the final amount of which will be determined as of December 31, 2005.  In April, 2004, Mr. Pallé acquired $75,000 of used equipment inventory, which was subsequently sold by him to the Company on a consignment basis.  Payment by the Company for the goods become due upon the sale thereof by the Company and collection of the accounts receivable generated by such sales.  In connection with the transaction, the Company agreed to pay Mr. Pallé cost plus 25% of the gross profit derived from the sale of such inventory.  At December 31, 2004 and March 1, 2005, the remaining outstanding balance due to Mr. Pallé from the sale of the consigned goods was $4,113.

In March, 2003, the Company entered into a series of agreements, pursuant to which the Company acquired a 20% minority interest in NetLinc Communications, LLC (“NetLinc”) and a 35% minority interest in Blonder Tongue Telephone, LLC (“BTT”).  During September, 2003, the parties restructured the terms of their business arrangement which included increasing the Company’s economic ownership in NetLinc from 20% to 50% and in BTT from 35% to 50%, all at no additional cost to the Company.  The cash portion of the purchase price in the venture was decreased from $3,500,000 to $1,167,000, and was paid in full by the Company to BTT in October, 2003.  As the non-cash component of the purchase price, the Company issued 500,000 shares of Common Stock to BTT, resulting in BTT becoming the owner of greater than 5% of the outstanding Common Stock of the Company.  One-half of such Common Stock (250,000 shares) has been pledged to the Company as collateral to secure BTT’s obligation to repay the $1,167,000 cash component of the purchase price to the Company.  Under the restructured arrangement, the Company pays certain future royalties to NetLinc and BTT upon the sale of telephony products.  During 2004, the total accrued royalties to NetLinc and BTT were $19,872 and $57,505, respectively, which was paid to them by the Company in 2004.  In addition, the Company paid certain expenses of BTT totaling approximately $68,664 and $98,334 in 2004 and 2003, respectively.  Through this telephony venture, BTT offers primary voice service to MDUs and the Company offers for sale a line of telephony equipment to complement the voice service.  In addition to receiving incremental revenues and profits associated with its direct sales of the telephony products, the Company also anticipates receiving additional revenues from telephony services provided by or through contracts for such services obtained by BTT (through the Company’s 50% stake therein), BDR Broadband,  LLC (through the Company’s 90% stake therein) as well as through joint ventures with third parties.

PROPOSAL NO. 2 - ADOPTION OF THE BLONDER TONGUE LABORATORIES,
INC. 2005 EMPLOYEE EQUITY INCENTIVE PLAN

The Board of Directors adopted (subject to stockholder approval) the Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan on February 2, 2005, as amended on March 29, 2005 (the “Employee Plan”), a copy of which is attached to this Proxy Statement as Appendix A.  The Employee Plan authorizes the Compensation Committee of the Board of Directors (the “Committee”) to grant equity-based and other performance-based awards to executive officers and other key employees of the Company. The purpose of the Employee Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to stockholders. The Employee Plan is designed to give the Committee flexibility in structuring awards that will achieve these objectives.

Due to the nature of the Employee Plan, the benefits to be received by or allocated to any of the eligible participants, either individually or as a group, cannot be determined at this time, except for the conditional grants described below.  On March 29, 2005, the Committee granted, subject to stockholder approval of the Employee Plan, options to purchase an aggregate of 83,749 shares of Common Stock at an exercise price of $3.84 per share to certain individuals.  The table below summarizes these conditionally granted stock options and provides other information as to the persons who received these stock options under the Employee Plan.  If this Proposal No. 2 is approved by stockholders, the remaining shares of Common Stock available for grant under the Employee Plan will be used to make additional awards from time to time to eligible participants under the Employee Plan.

New Plan Benefits
2005 Employee Equity Incentive Plan

Name and Position	Number of Shares Underlying Options Granted Subject to Stockholder Approval (#) (1)(2)	Option Exercise Price Per Share ($)	Value of Options Granted Subject to Stockholder Approval ($)(3)

Peter F. Daly Vice President – Sales	5,000	$3.84	$0

Executive Officer Group	5,000(4)	$3.84	$0

Non-Executive Officer Employee Group	78,749	$3.84	$0

(1)   These stock options were granted by the Committee subject to stockholder approval of the Employee Plan.  The stock options expire 10 years from the date of grant.

(2)   These stock options vest and become exercisable, subject to stockholder approval, on May 31, 2005.

(3)   This column represents the difference on April 1, 2005 between the closing market price of the Company’s Common Stock ($3.70) and the option exercise price.

(4)   Represents the option granted to Mr. Daly to purchase 5,000 shares of Common Stock.

Summary Description of the Employee Plan

The following is a summary of the key provisions of the Employee Plan.

1.                                      Number of Shares.  The aggregate number of shares reserved and available for grant under the Employee Plan is 500,000 shares of Common Stock, adjusted for any stock dividend, stock split or other subdivision or combination of the Common Stock.  The shares may be issued from authorized and unissued shares of Common Stock, the Company’s treasury stock or from shares purchased on the open market.  To the extent that an award terminates, is cancelled, expires, lapses or is forfeited for any reason, any shares subject to the award will again be available for the grant of an award under the Employee Plan.

2.                                      Administration.  The Employee Plan is administered by the Committee.  The members of the Committee must be comprised of directors who satisfy the requirements of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

3.                                      Eligibility; Participation.  All executive officers and other key employees of the Company and its subsidiaries are eligible to become participants in the Employee Plan.  The Committee will select from time to time, from among all eligible individuals, the persons who shall be granted an award.

4.                                      Term of Employee Plan.  If approved by the stockholders, the Employee Plan will become effective as of February 2, 2005 and will terminate on February 1, 2015. The Board reserves the right to terminate the Employee Plan prior to such date without prejudice in any material way to the holders of any awards then outstanding.

5.                                      Employee Plan Awards.  The Employee Plan authorizes the Committee to grant a variety of incentive awards to participants, as described below. Each award shall be evidenced by a written Award Agreement, which shall specify the terms and conditions of the award, as determined by the Committee in its discretion, subject to the limitations set forth in the Employee Plan.

a.                                      Stock Options.  The Committee may award stock options (“Options”) to purchase a specified number of shares of Common Stock.  The exercise price of an Option will be determined by the Committee and will be no less than the fair market value of the underlying shares on the date the Option is awarded.  The maximum number of shares of Common Stock with respect to which Options and SARs (as described below) may be granted to any single participant during any one fiscal year of the Company is 100,000.  Tax-qualified incentive stock options (“ISOs”) and non-qualified stock options (“NQOs”) may be awarded to participants under the Employee Plan. The Committee will determine the term of the Option, the vesting periods and the permissible methods of payment of the exercise price (e.g., cash, shares of Common Stock, cashless exercise, etc.), and this will be reflected in the Award Agreement. The Committee may also provide that performance or other conditions be met before all or any part of an Option may be exercised.  On April 1, 2005, the closing price of the Common Stock on the American Stock Exchange was $3.70.

b.                                      Stock Appreciation Rights.  A stock appreciation right (“SAR”) gives the participant the right to receive the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price of the SAR (which shall not be less than the fair market value of the shares at the time of the award).  The terms, methods of exercise, methods of settlement (e.g., cash, shares of Common Stock, or a combination thereof), and any other terms and conditions of any SAR shall be determined by the Committee at the time of the grant of the award and shall be reflected in the Award Agreement.

c.                                       Stock Awards.  The Committee may award shares of Common Stock to a participant at no cost to the participant. The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Committee are not met (“Restricted Stock”). Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Committee are met (“Unrestricted Stock”). The criteria for avoiding forfeiture of Restricted Stock, or receiving a deferred transfer of Unrestricted Stock, may be the completion of a period of continuous employment with the Company, or satisfaction of specified performance goals, or a combination thereof.

d.                                      Performance-Based Awards.  The Committee may grant a stock award that will entitle the holder to receive a specified number of shares of Common Stock if certain performance goals are met (“Performance Shares”). These goals may include, for example, the price of the Common Stock as reported on the American Stock Exchange reaching one or more targeted levels, or the Company’s earnings on a per-share basis reaching one or more targeted levels. Unless otherwise provided in the relevant Award Agreement, a participant must be employed by the Company on the last day of the performance period to be eligible for a performance award for such performance period. These are essentially stock awards that are subject to performance criteria to enable the award to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

6.                                      Interpretation.  The Committee has the power to set, alter or change the rules, guidelines and regulations for the administration of the Employee Plan, and to interpret the Employee Plan, any awards under the Employee Plan, and any and all guidelines, rules and regulations adopted pursuant to the Employee Plan. The determinations by the Committee will be conclusive and binding on all Employee Plan participants and their beneficiaries.

7.                                      Amendments.  The Board may, from time to time, in its discretion, amend or supplement any provision of the Employee Plan, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation, to increase the number of shares of Common Stock with respect to which awards may be granted under the Employee Plan or extend the term of the Employee Plan unless approved by the stockholders of the Company. No amendment to the Employee Plan shall adversely affect the rights of participants in any material way with respect to outstanding awards without the consent of the affected participants.

8.                                      Anti-Dilution.  The number of shares with respect to which awards may be granted under the Employee Plan, the number of shares of Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the Employee Plan, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of the Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting the Company.  In particular, in the event of certain mergers of the Company, a liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company, the Committee has discretion to cancel or exchange outstanding awards for cash or other securities as described in more detail in Article 12 of the Employee Plan.

9.                                      Limits on Transfer.  No right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company.  No award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a participant to make a gratuitous transfer of an award that is not an ISO (or SAR granted in tandem with an ISO) to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

Federal Tax Consequences of Employee Plan

The following is a summary of the principal federal tax consequences of the Employee Plan under the Code, based on laws and regulations in effect on the date of this Proxy Statement, which laws and regulations are subject to change, and does not purport to be a complete description of the federal tax aspects of the Employee Plan.

A participant does not realize taxable income upon the award of an Option. If the Option qualifies as an ISO, the participant does not realize taxable income upon exercise of the Option (except for purposes of the alternative minimum tax). The maximum value of shares of Common Stock (measured at the time of the award) subject to ISOs granted to any participant which can become exercisable in any calendar year is $100,000. Provided the participant holds the Common Stock for at least one year and until the end of the two-year period from the date the Option was awarded, the gain or loss upon the sale of the Common Stock will be treated as capital gain or loss. If the participant sells the stock before satisfying both of these holding period requirements, this is known as a “disqualifying disposition.” In the event of a disqualifying disposition, the lesser of (1) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, or (2) the excess (if any) of the fair market value of the Common Stock at the time of sale over the exercise price will be taxable to the participant as ordinary income. The Company will not be entitled to any tax deduction in connection with an ISO, except that the Company will be entitled to a deduction equal to the amount that is taxable to the participant as ordinary income as a result of a disqualifying disposition.

If an Option is an NQO, the participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and the Company will be entitled to a tax deduction for the same amount.

A participant does not realize taxable income upon the award of an SAR. The participant will realize ordinary compensation income upon the receipt of the cash or Common Stock resulting from the exercise of an SAR, and the Company will be entitled to a tax deduction for the same amount.

In general, a participant does not realize taxable income upon the award of Restricted Stock; the value of the Restricted Stock will be taxable to the participant as ordinary compensation income if and when the forfeiture restrictions lapse. However, a participant may make an election under Section 83(b) of the Code (“83(b) Election”) to be taxed on the value of the Restricted Stock at the time of the award. If a participant makes an 83(b) Election, he or she will not be taxed on the Restricted Stock if and when the forfeiture restrictions lapse.  A participant would make an 83(b) Election by filing a written statement with the IRS no later than 30 days after the date of the award of the Restricted Stock.  A copy of that statement also must be given to the Company, and another copy must be attached to the participant’s income tax return for the year of the award.

A participant will realize ordinary compensation income upon the receipt of Unrestricted Stock equal to the value of the Unrestricted Stock at that time.

The Company will be entitled to a tax deduction attributable to Restricted Stock or Unrestricted Stock equal to the amount taxable to the participant, and at the time it is taxable to the participant, subject to special rules under Section 162(m) of the Code which may limit the deductibility of compensation attributable to such awards which are granted to the Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer) whose compensation must be reported in the Company’s proxy statement.

The Company shall have the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the Employee Plan. A participant may elect to have the Company withhold from the Common Stock that would otherwise be received upon the exercise of any Option, a number of shares having a fair market value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign tax withholding obligations.

All awards under the Employee Plan that are subject to the Section 409A of the Code shall be structured to comply with Section 409A.  Section 409A, which became law in October, 2004, provides new limitations on nonqualified deferred compensation.  Section 409A contains rules affecting elections to defer compensation and the actual payment of the deferred compensation.  For purposes of Section 409A, “deferred compensation” is defined in a very broad manner, and could include certain types of awards under the Employee Plan, such as SARs, Restricted Stock and Unrestricted Stock.  Award recipients could be subject to adverse federal income tax consequences to the extent that their awards do not comply with Section 409A.

Recommendation of the Board of Directors Concerning the Approval of the Employee Plan

The Board of Directors of the Company recommends that stockholders vote FOR the proposal to approve the Employee Plan.  Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

PROPOSAL NO. 3 - ADOPTION OF THE BLONDER TONGUE LABORATORIES,
INC. 2005 DIRECTOR EQUITY INCENTIVE PLAN

The Board of Directors adopted (subject to shareholder approval) the Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan on February 2, 2005, as amended on March 29, 2005 (the “Director Plan”), a copy of which is attached to this Proxy Statement as Appendix B.  The Director Plan authorizes the Board of Directors (“Board”) to grant equity-based awards to non-employee directors of the Company.  The purpose of the Director Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to stockholders. The Director Plan is designed to give the Board flexibility in structuring awards that will achieve these objectives. Due to the nature of the Director Plan, the benefits to be received by or allocated to the non-employee directors, either individually or as a group, cannot be determined.

The following is a summary of the key provisions of the Director Plan.

1.                                      Number of Shares.  The aggregate number of shares reserved and available for grant under the Director Plan is 200,000 shares of Common Stock, adjusted for any stock dividend, stock split or other subdivision or combination of the Common Stock.  The shares may be issued from authorized and unissued shares of Common Stock, the Company’s treasury stock or from shares purchased on the open market.  To the extent that an award terminates, is cancelled, expires, lapses or is forfeited for any reason, any shares subject to the award will again be available for the grant of an award under the Director Plan.

2.                                      Administration.  The Director Plan is administered by the Board.

3.                                      Eligibility; Participation.  Directors of the Company who are not currently, nor have been within the past six months, employed by the Company or any subsidiary are eligible to become participants in the Director Plan.  The Board will select from time to time, from among all eligible individuals, the persons who shall be granted an award.

4.                                      Term of Director Plan.  If approved by the stockholders, the Director Plan will become effective as of February 2, 2005 and will terminate on February 1, 2015.  The Board reserves the right to terminate the Director Plan prior to such date without prejudice in any material way to the holders of any awards then outstanding.

5.                                      Director Plan Awards.  The Director Plan authorizes the Board to grant a variety of incentive awards to participants, as described below. Each award shall be evidenced by a written Award Agreement, which shall specify the terms and conditions of the award, as determined by the Board in its discretion, subject to the limitations set forth in the Director Plan.

a.                                      Stock Options.  The Board may award stock options (“Options”) to purchase a specified number of shares of Common Stock.  The exercise price of an Option will be determined by the Board and will be no less than the fair market value of the underlying shares on the date the Option is awarded.  Only non-qualified stock options (“NQOs”) may be awarded to participants under the Director Plan. The Board will determine the term of the Option, the vesting periods and the permissible methods of payment of the exercise price (e.g., cash, shares of Common Stock, cashless exercise, etc.), and this will be reflected in the Award Agreement. The Board may also provide that performance or other conditions be met before all or any part of an Option may be exercised.    On April 1, 2005, the closing price of the Common Stock on the American Stock Exchange was $3.70.

b.                                      Stock Appreciation Rights.  A stock appreciation right (“SAR”) gives the participant the right to receive the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the grant price of the SAR (which shall not be less than the fair market value of the shares at the time of the award).  The terms, methods of exercise, methods of settlement (e.g., cash, shares of Common Stock, or a combination thereof), and any other terms and conditions of any SAR shall be determined by the Board at the time of the grant of the award and shall be reflected in the Award Agreement.

c.                                       Stock Awards.  The Board may award shares of Common Stock to a participant at no cost to the participant. The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Board are not met (“Restricted Stock”).  Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Board are met (“Unrestricted Stock”). The criteria for avoiding forfeiture of Restricted Stock, or receiving a deferred transfer of Unrestricted Stock, may be the completion of a period of continuous service on the Board, or satisfaction of specified performance goals, or a combination thereof.

6.                                      Interpretation.  The Board has the power to set, alter or change the rules, guidelines and regulations for the administration of the Director Plan, and to interpret the Director Plan, any awards under the

Director Plan, and any and all guidelines, rules and regulations adopted pursuant to the Director Plan. The determinations by the Board will be conclusive and binding on all Director Plan participants and their beneficiaries.

7.                                      Amendments.  The Board may, from time to time, in its discretion, amend or supplement any provision of the Director Plan, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation, to increase the number of shares of Common Stock with respect to which awards may be granted under the Director Plan or extend the term of the Director Plan unless approved by the stockholders of the Company. No amendment to the Director Plan shall adversely affect the rights of participants in any material way with respect to outstanding awards without the consent of the affected participants.

8.                                      Anti-Dilution.  The number of shares with respect to which awards may be granted under the Director Plan, the number of shares of Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the Director Plan, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of the Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting the Company.  In particular, in the event of certain mergers of the Company, a liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company, the Board has discretion to cancel or exchange outstanding awards for cash or other securities as described in more detail in Article 11 of the Director Plan.

9.                                      Limits on Transfer.  No right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company.  No award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution, except that the Board, in its discretion, may permit a participant to make a gratuitous transfer of an award to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

Federal Tax Consequences of Director Plan

The following is a summary of the principal federal tax consequences of the Director Plan under the Code, based on laws and regulations in effect on the date of this Proxy Statement, which laws and regulations are subject to change, and does not purport to be a complete description of the federal tax aspects of the Director Plan.

A participant does not realize taxable income upon the award of an Option.  The participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and the Company will be entitled to a tax deduction for the same amount.

A participant does not realize taxable income upon the award of an SAR. The participant will realize ordinary compensation income upon the receipt of the cash or Common Stock resulting from the exercise of a SAR, and the Company will be entitled to a tax deduction for the same amount.

In general, a participant does not realize taxable income upon the award of Restricted Stock; the value of the Restricted Stock will be taxable to the participant as ordinary compensation income if and when the forfeiture restrictions lapse. However, a participant may make an election under Section 83(b) of the Code (“83(b) Election”) to be taxed on the value of the Restricted Stock at the time of the award. If a participant makes an 83(b) Election, he or she will not be taxed on the Restricted Stock if and when the forfeiture restrictions lapse.  A participant would make an 83(b) Election by filing a written statement with the IRS no later than 30 days after the date of the award of the Restricted Stock.  A copy of that statement also must be given to the Company, and another copy must be attached to the participant’s income tax return for the year of the award.

A participant will realize ordinary compensation income upon the receipt of Unrestricted Stock equal to the value of the Unrestricted Stock at that time.  The Company will be entitled to a tax deduction attributable to Restricted Stock or Unrestricted Stock equal to the amount taxable to the participant, and at the time it is taxable to the participant.

The Company shall have the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the Director Plan. A participant may elect to have the Company withhold from the Common Stock that would otherwise be received upon the exercise of any Option, a number of shares having a fair market value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income tax withholding obligations.

All awards under the Director Plan that are subject to Section 409A of the Code shall be structured to comply with Section 409A.  Section 409A, which became law in October 2004, provides new limitations on nonqualified deferred compensation.  Section 409A contains rules affecting elections to defer compensation and the actual payment of the deferred compensation.  For purposes of Section 409A, “deferred compensation” is defined in a very broad manner, and could include certain types of awards under the Director Plan, such as SARs, Restricted Stock and Unrestricted Stock.  Award recipients could be subject to adverse federal income tax consequences to the extent that their awards do not comply with Section 409A.

Recommendation of the Board of Directors Concerning the Approval of the Director Plan

The Board of Directors of the Company recommends that stockholders vote FOR the proposal to approve the Director Plan.  Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

PROPOSAL NO. 4 – RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected BDO Seidman, LLP to serve as independent registered public accountants of the Company for the fiscal year ending December 31, 2005.  BDO Seidman, LLP was the Company’s independent registered public accountants for the fiscal year ended December 31, 2004 and is considered by management of the Company to be well qualified.  The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect in the Company or any of its subsidiaries, in any capacity.  One or more representatives of BDO Seidman, LLP is expected to be present at this year’s Annual Meeting of Stockholders with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm’s examination of the Company’s financial statements and records for the fiscal year ended December 31, 2004.

Although the submission of the appointment of BDO Seidman, LLP is not required by the By-Laws of the Company, the Board is submitting it to the stockholders to ascertain their views.  If the stockholders do not ratify the appointment, the Audit Committee will not be bound to seek other independent registered public accountant for 2005, but the selection of other independent registered public accountants will be considered in future years.

Audit and Other Fees Paid to Independent Registered Public Accountants

The following table presents fees billed by BDO Seidman, LLP for professional services rendered in fiscal years ended December 31, 2005 and December 31, 2004.

Services Rendered	Fiscal 2004	Fiscal 2003

Audit Fees	$196,463	$178,075
Audit-Related Fees	$35,060	$22,500
Tax Fees	$61,300	$65,815
All Other Fees	—	$—

Audit Fees

The audit fees are billed for professional services rendered for the audit of the Company’s annual financial statements, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents to incorporate audited financial statements into registration statements related to the Company’s employee benefit plans, and assistance with earnings announcements on Form 8-K.

Audit-Related Fees

The audit-related fees for fiscal years 2003 and 2004 consisted principally of audits of the Company’s pension and 401(k) plans.

Tax Fees

Tax fees for fiscal years 2003 and 2004 consisted principally of preparing the Company’s U.S. federal and state income tax returns, preparing tax returns for certain executive officers of the Company and assisting the Company in responding to audits by the U.S. Internal Revenue Service.

The Audit Committee has reviewed the non-audit services currently provided by the Company’s independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of such independent auditors.  Based on such review and consideration, the Audit Committee has determined that the provision of such non-audit services is compatible with maintaining the independence of the independent auditors.

Pre-Approval Policy for Services by Independent Registered Public Accountants

The Audit Committee has implemented pre-approval policies and procedures for the engagement of the Company’s independent registered public accountants for both audit and permissible non-audit services.  Under these policies and procedures, all services provided by the independent registered public accountants must either (i) be approved by the Audit Committee prior to the commencement of the services, (ii) relate to assisting the Company with tax audits and appeals before a taxing authority or be services associated with periodic reports or registration statements filed by the Company with the Commission, all of which services are pre-approved by the Audit Commmittee, or (iii) be a de minimis non-audit service (as described in Rule 2-01(c)(7)(C) of Regulation S-X) that does not have to be pre-approved as long as management promptly notifies the Audit Committee of such service and the Audit Committee approves it prior to the service being completed.  Within these parameters, the Audit Committee annually approves the scope and fees payable for the year end audit, statutory audits and employee benefit plans to be performed by the independent registered public accountants for the next fiscal year.  The Audit Committee has also delegated pre-approval authority for permissible non-audit services to the Chairman of the Audit Committee.  Any approvals of non-audit services made by the Chairman of the Audit Committee are then reported by him at the next Audit Committee meeting.  All of the services provided by BDO Seidman, LLP during fiscal year 2004 were approved in accordance with the Company’s pre-approval policies and procedures.

Recommendation of the Board Concerning the Ratification of Appointment of Independent Registered Public Accountants

The Board of Directors of the Company recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the 2005 fiscal year.  Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

OTHER BUSINESS

Management knows of no other matters that will be presented at the Annual Meeting of Stockholders.  However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the Company’s proxy statement for presentation at the 2006 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company’s Chief Financial Officer at One Jake Brown Road, Old Bridge, New Jersey 08857 on or before December 29, 2005, to be eligible for inclusion in such proxy statement.

If notice of a stockholder proposal intended to be presented at the 2006 Annual Meeting of Stockholders is not received by the Company on or before March 14, 2006 (whether or not the stockholder wishes the proposal to be included in the proxy statement for such annual meeting), the Company (through management proxy holders) may exercise discretionary voting authority on such proposal when and if the proposal is raised at the annual meeting without any reference to the matter in the proxy statement.

FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 ACCOMPANIES THIS PROXY STATEMENT.  THE COMPANY WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S).  REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO ERIC SKOLNIK, CHIEF FINANCIAL OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS AS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT.

By Order of the Board of Directors

James A. Luksch
Chairman of the Board and Chief Executive Officer

Date: April 28, 2005
Old Bridge, New Jersey

APPENDIX A

BLONDER TONGUE LABORATORIES, INC.
2005 EMPLOYEE EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1                                 GENERAL.  The purpose of this Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Blonder Tongue Laboratories, Inc. (the “Company”) by linking the personal interests of key employees of the Company and its subsidiaries to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.  For purposes of this Plan, “Company” shall be deemed to include direct and indirect subsidiaries of Blonder Tongue Laboratories, Inc., unless the context requires otherwise.

ARTICLE 2
EFFECTIVE DATE AND TERM

2.1                                 EFFECTIVE DATE.  The Plan will be effective as of February 2, 2005 (the “Effective Date”).

2.2                                 TERM.  Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter.  The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

3.1                                 DEFINITIONS.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:

(a)                                  “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, or Performance-Based Award granted to a Participant under the Plan.

(b)                                 “Award Agreement” means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

(c)                                  “Board” means the Board of Directors of Blonder Tongue Laboratories, Inc.

(d)                                 “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

(e)                                  “Committee” means the committee of the Board described in Article 4.

(f)                                    “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

(g)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(h)                                 “Fair Market Value” means, with respect to a share of Stock as of any given date, (i) if the Stock is traded on the over-the-counter market, the mean average of the bid and the asked prices for the Stock at the close of trading on that date, or if that day is not a trading day on the trading day immediately preceding such day; (ii) if the Stock is listed on a national securities exchange, the mean average of the high and low selling prices of the Stock on the composite tape on that date, or if that day in not a trading day on the trading day immediately preceding such given date; and (iii) if the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Committee, in good faith, shall determine.

(i)                                     “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(j)                                     “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

(k)                                  “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(l)                                     “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(m)                               “Participant” means a person who has been granted an Award under the Plan.

(n)                                 “Performance-Based Awards” means Stock Awards granted to selected Covered Employees pursuant to Article 9, but which are subject to the terms and conditions set forth in Article 10.  All Performance-Based Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(o)                                 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals may include, but shall not be limited to, one or more of the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, working capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(p)                                 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(q)                                 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(r)                                    “Plan” means the Blonder Tongue Laboratories, Inc. 2005 Employee Equity Incentive Plan as set forth herein.

(s)                                  “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(t)                                    “Stock” means the common stock of Blonder Tongue Laboratories, Inc. and such other securities that may be substituted for Stock pursuant to Article 12.

(u)                                 “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(v)                                 “Stock Award” means a Restricted Stock Award or an Unrestricted Stock Award.

(w)                               “Unrestricted Stock Award” means Stock granted to a Participant under Article 9 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

4.1                                 COMMITTEE; BOARD APPROVAL.  The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board.  The Board may designate the Compensation Committee of the Board as the “Committee” hereunder provided the Compensation Committee meets the requirements of this Section.  Notwithstanding any other provision of the Plan, at all times the Committee shall consist of at least two individuals and each member of the Committee shall qualify as a Non-Employee Director.  To the extent necessary or desirable (as may be determined by the Board from time to time) each member of the Committee shall also qualify as an “outside director” under Code Section 162(m) and the regulations issued thereunder.  The members of the Committee shall meet such additional criteria, as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions.  The Company will pay all reasonable expenses of the Committee.

4.2                                 AUTHORITY OF COMMITTEE.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)                                  Designate Participants to receive Awards;

(b)                                 Determine the type or types of Awards to be granted to each Participant;

(c)                                  Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)                                 Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e)                                  Amend, modify, or terminate any outstanding Award (including re-pricing), with the Participant’s consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan.

(f)                                    Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)                                 Prescribe the form of each Award Agreement which need not be identical for each Participant;

(h)                                 Decide all other matters that must be determined in connection with an Award;

(i)                                     Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

(j)                                     Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

(k)                                  Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

(l)                                     Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

4.3                                 DECISIONS BINDING.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1                                 NUMBER OF SHARES.  Subject to adjustment provided in Section 12.1, the aggregate number of shares of Stock reserved and available for grant under the Plan pursuant to Awards shall be Five Hundred Thousand (500,000) shares.

5.2                                 LAPSED AWARDS.  To the extent that an Award terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3                                 STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4                                 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS.  Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 12.1, the maximum number of shares of Stock with respect to Options and Stock Appreciation Rights that may be granted to any one Participant during a fiscal year of the Company shall be One Hundred Thousand (100,000) shares.

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

6.1                                 ELIGIBILITY.  Persons eligible to participate in this Plan include all executive officers and other key employees of the Company, as determined by the Committee.

6.2                                 ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7
STOCK OPTIONS

7.1                                 GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)                                  EXERCISE PRICE.  The exercise price per share of Stock under an Option shall be not less than the Fair Market Value as of the date of grant.

(b)                                 TERM OF OPTION.  No Option shall be exercisable after the date that is ten years from the date it is granted.

(c)                                  TIME AND CONDITIONS OF EXERCISE.  Except as provided herein, the Committee shall determine the time or times at which an Option may be exercised in whole or in part.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(d)                                 PAYMENT.  An Option shall be exercised by giving a written notice to the Company stating the number of shares of Stock with respect to which the Option is being exercised and containing such other information as the Committee may require and by tendering payment therefore with a cashier’s check or certified check.  In addition, if the Award Agreement with respect to an Option so provides, or upon exercise of discretion by the Committee in accordance with the terms of the Award Agreement, the Participant may pay the exercise price by (i) to the extent permitted by applicable law, delivering the Participant’s note payable to the Company over such period of time, at such rate of interest and in form and substance satisfactory to the Committee, (ii) transferring shares of Stock previously acquired by the Participant, (iii) directing the Company to withhold that number of shares of Stock acquired upon exercise having an aggregate Fair Market Value as of the date of exercise equal to the Option’s exercise price, or the applicable portion of the Option’s exercise price if the Option is not exercised in full, (iv) an open market broker-assisted sale transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (v) a combination of the methods described above, or (vi) such other method as may be approved by the Committee and set forth in the Award Agreement.

(e)                                  EVIDENCE OF GRANT.  All Options shall be evidenced by an Award Agreement.  The Award Agreement shall include such additional provisions as may be specified by the Committee.

7.2                                 INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules, which in case of conflict shall control over other provisions of this Plan that might otherwise be applicable:

(a)                                  EXERCISE.  In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(b)                                 INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)                                  TEN PERCENT OWNERS.  An Incentive Stock Option may be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)                                 RIGHT TO EXERCISE.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1                                 GRANT OF SARS.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a)                                  RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

The Fair Market Value of a share of Stock on the date of exercise; over

The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b)                                 OTHER TERMS.  All such Awards shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement, except that in all events a Stock Appreciation Right granted in tandem with an Incentive Stock Option shall be exercisable only when the underlying Incentive Stock Option may be exercised.  For purposes of the Plan, a Stock Appreciation Right shall be considered to be granted in tandem with an Incentive Stock Option if the exercise of one results in an automatic forfeiture of the other, or if the exercise of one results in the automatic exercise of the other.

ARTICLE 9
STOCK AWARDS

9.1                                 GRANT OF STOCK.  The Committee is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee.  All such Awards shall be evidenced by an Award Agreement.

9.2                                 ISSUANCE AND RESTRICTIONS.  An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee.  Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Committee may impose.  These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

9.3                                 FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

9.4                                 CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 10
PERFORMANCE-BASED AWARDS

10.1                           PURPOSE.  The purpose of this Article 10 is to provide the Committee the ability to qualify the Awards under Article 9 as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 10 shall control over any contrary provision contained in Article 9.

10.2                           APPLICABILITY.  This Article 10 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The Committee may, in its discretion, grant Awards other than Performance-Based Awards to Covered Employees that do not satisfy the requirements of this Article 10.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

10.3                           DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company or any division or business unit thereof or to particular Participants or other individuals.

10.4                           PAYMENT OF PERFORMANCE-BASED AWARDS.  Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance-Based Award for such Performance Period.  In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

10.5                           SHAREHOLDER APPROVAL.  The Board shall disclose to the shareholders of the Company the material terms of any Performance-Based Award, and shall secure approval of the shareholders of the Performance-Based Award before any Stock or cash is transferred or paid to a Participant, or before any restrictions with respect to same lapse, pursuant to the Award.  The Committee shall certify that the Performance Goals with respect to any Performance-Based Award have been achieved before any Stock or cash is transferred or paid to a Participant, or before any restrictions with respect to same lapse.  Such disclosure, approval and certification shall be effected in accordance with the requirements of Section 162(m)(4)(C) of the Code.

ARTICLE 11
PROVISIONS APPLICABLE TO ALL AWARDS

11.1                           STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2                           EXCHANGE PROVISIONS.  The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

11.3                           TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option exceed a period of ten years from the date of its grant.

11.4                           LIMITS ON TRANSFER.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company; provided, however, that the foregoing shall not be deemed to imply any obligation of the Company to lend against or accept a lien or pledge of any Award for any reason.  No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.  Awards so transferred may thereafter be transferred only to the Participant who originally received the Award or to an individual or trust to whom the Participant could have initially transferred the Award pursuant to this Section 11.4.

11.5                           BENEFICIARIES.  Notwithstanding Section 11.4, a Participant may, if and to the extent, and in such manner as may be determined by the Committee from time to time, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, if a Participant is entitled to designate a beneficiary, a beneficiary designation may be changed or revoked by a Participant at any time in accordance with any procedures or conditions established by the Committee from time to time, provided the change or revocation is filed with the Committee.

11.6                           STOCK CERTIFICATES.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded as well as the terms of this Plan and any other terms, conditions or restrictions that may be applicable.  All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

11.7                           COMPLIANCE WITH SECTION 409A.  The terms of all Awards granted under the Plan shall comply with the requirements of Section 409A of the Code, to the extent subject to Section 409A.

ARTICLE 12
CHANGES IN CAPITAL STRUCTURE

12.1                           GENERAL.

(a)                                  SHARES AVAILABLE FOR GRANT.  In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted.  In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

(b)                                 OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION.  Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c)                                  OUTSTANDING AWARDS - CERTAIN MERGERS.  Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

(d)                                 OUTSTANDING AWARDS - CERTAIN OTHER TRANSACTIONS.  In the event of (1) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price (if any) of such Award.

(e)                                  OUTSTANDING AWARDS - OTHER CHANGES.  In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

(f)                                    NO ADDITIONAL SHAREHOLDER APPROVAL REQUIRED IN CERTAIN CASES.  Except to the extent required by applicable law or stock exchange rule, no adjustment in the number of shares subject to outstanding Awards, and no adjustment in the number of shares available for grant under this Plan, shall require additional shareholder approval, and all such future adjustments shall be deemed approved by the approval of this Plan, to the extent that such adjustment, whether automatic or discretionary, is proportional to and accompanies an equivalent adjustment in the number of shares held by the Company’s shareholders.

(g)                                 NO OTHER RIGHTS.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 13
AMENDMENT, MODIFICATION, AND TERMINATION

13.1                           AMENDMENT, MODIFICATION, AND TERMINATION.  At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the affirmative vote of the holder of a majority of the shares of each class of voting stock of the Company, make any amendment which would (i) increase the maximum number of shares of Stock for which Awards may be granted under the Plan, (ii) extend the term of the Plan, or (iii) amend the requirements as to the employees eligible to receive Awards; and further provided that no other amendment shall be made without shareholder approval to the extent shareholder approval is necessary to comply with any applicable law, regulations or stock exchange rule.

13.2                           AWARDS PREVIOUSLY GRANTED.  Except as otherwise provided in the Plan, including without limitation, the provisions of Article 12, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 14
GENERAL PROVISIONS

14.1                           NO RIGHTS TO AWARDS.  No employee or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

14.2                           NO STOCKHOLDERS RIGHTS.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

14.3                           WITHHOLDING.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.  A Participant may elect to have the Company withhold from those shares of Stock that would otherwise be received upon the settlement of any Award, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

14.4                           NO RIGHT TO EMPLOYMENT.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

14.5                           INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.6                           FRACTIONAL SHARES.  No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.7                           GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan.  If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.8                           GOVERNING LAW.  The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the State of New Jersey without regard to rules of choice of law or conflict of laws, except to the extent such laws may be pre-empted by the federal laws of the United States of America.

APPENDIX B

BLONDER TONGUE LABORATORIES, INC.
2005 DIRECTOR EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1                                 GENERAL.    The purpose of this Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Blonder Tongue Laboratories, Inc. (the “Company”) by linking the personal interests of non-employee directors of the Company to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of non-employee directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2
EFFECTIVE DATE AND TERM

2.1                                 EFFECTIVE DATE.  The Plan will be effective as of February 2, 2005 (the “Effective Date”).

2.2                                 TERM.  Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter.  The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

3.1                                 DEFINITIONS.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:

(a)                                  “Award” means any Option, Stock Appreciation Right, Restricted Stock Award or Unrestricted Stock Award granted to a Participant under the Plan.

(b)                                 “Award Agreement” means a writing, in such form as the Board in its discretion shall prescribe, evidencing an Award.

(c)                                  “Board” means the Board of Directors of the Company.

(d)                                 “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

(e)                                  “Eligible Director” means any person who is a member of the Board and neither is currently, nor within the past six (6) months was, employed by the Company or any subsidiary of the Company.

(f)                                    “Fair Market Value” means, with respect to a share of Stock as of any given date, (i) if the Stock is traded on the over-the-counter market, the mean average of the bid and the asked prices for the Stock at the close of trading on that date, or if that day is not a trading day on the trading day immediately preceding such day; (ii) if the Stock is listed on a national securities exchange, the mean average of the high and low selling prices of the Stock on the composite tape on that date, or if that day in not a trading day on the trading day immediately preceding such given date; and (iii) if the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

(g)                                 “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.

(h)                                 “Participant” means a person who has been granted an Award under the Plan.

(i)                                     “Plan” means the Blonder Tongue Laboratories, Inc. 2005 Director Equity Incentive Plan as set forth herein.

(j)                                     “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(k)                                  “Stock” means the common stock of Blonder Tongue Laboratories, Inc. and such other securities which may be substituted for Stock pursuant to Article 11.

(l)                                     “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(m)                               “Stock Award” means a Restricted Stock Award or an Unrestricted Stock Award.

(n)                                 “Unrestricted Stock Award” means Stock granted to a Participant under Article 9 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

4.1                                 GENERAL.  The Plan shall be administered by the Board.  Subject to any specific designation in the Plan, the Board has the exclusive power, authority and discretion to:

(a)                                  Designate Participants to receive Awards;

(b)                                 Determine the type or types of Awards to be granted to each Participant;

(c)                                  Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)                                 Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Board in its sole discretion determines;

(e)                                  Amend, modify, or terminate any outstanding Award (including re-pricing), with the Participant’s consent unless the Board has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan.

(f)                                    Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)                                 Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)                                 Decide all other matters that must be determined in connection with an Award;

(i)                                     Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

(j)                                     Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

(k)                                  Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan; and

(l)                                     Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

4.2                                 DECISIONS BINDING.  The Board’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1                                 NUMBER OF SHARES.  Subject to adjustment provided in Section 11.1, the aggregate number of shares of Stock reserved and available for grant under the Plan pursuant to Awards shall be Two Hundred Thousand (200,000) shares.

5.2                                 LAPSED AWARDS.  To the extent that an Award terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3                                 STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

6.1                                 ELIGIBILITY.  Persons eligible to participate in this Plan include all Eligible Directors.

6.2                                 ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Board may, from time to time, select from among all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7
STOCK OPTIONS

7.1                                 GENERAL.  The Board is authorized to grant Options to Participants on the following terms and conditions:

(a)                                  EXERCISE PRICE.  The exercise price per share of Stock under an Option shall be not less than the Fair Market Value as of the date of grant.

(b)                                 TERM OF OPTION.  No Option shall be exercisable after the date that is 10 years from the date it is granted.

(c)                                  TIME AND CONDITIONS OF EXERCISE.  Except as provided herein, the Board shall determine the time or times at which an Option may be exercised in whole or in part.  The Board shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(d)                                 PAYMENT.  An Option shall be exercised by giving a written notice to the Company stating the number of shares of Stock with respect to which the Option is being exercised and containing such other information as the Board may require and by tendering payment therefore with a cashier’s check or certified check. In addition, if the Award Agreement with respect to an Option so provides, or upon exercise of discretion by the Board in accordance with the terms of the Award Agreement, the Participant may pay the exercise price by (i) to the extent permitted by applicable law, delivering the Participant’s note payable to the Company over such period of time, at such rate of interest and in form and substance satisfactory to the Board, (ii) transferring shares of Stock previously acquired by the Participant, (iii) directing the Company to withhold that number of shares of Stock acquired upon exercise having an aggregate Fair Market Value as of the date of exercise equal to the Option’s exercise price, or the applicable portion of the Option’s exercise price if the Option is not exercised in full, (iv) an open market broker-assisted sale transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (v) a combination of the methods described above, or (vi) such other method as may be approved by the Committee and set forth in the Award Agreement.

(e)                                  EVIDENCE OF GRANT.  All Options shall be evidenced by an Award Agreement.  The Award Agreement shall include such additional provisions as may be specified by the Board.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1                                 GRANT OF SARS.  The Board is authorized to grant SARs to Participants on the following terms and conditions:

(a)                                  RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)                                  The Fair Market Value of a share of Stock on the date of exercise; over

(2)                                  The grant price of the Stock Appreciation Right as determined by the Board, which shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b)                                 OTHER TERMS.  All such Awards shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board at the time of the grant of the Award and shall be reflected in the Award Agreement.

ARTICLE 9
STOCK AWARDS

9.1                                 GRANT OF STOCK.  The Board is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Board.  All such Awards shall be evidenced by an Award Agreement.

9.2                                 ISSUANCE AND RESTRICTIONS.  An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Board.  Restricted Stock Awards shall be subject to such restrictions on transferability and risks of forfeiture as the Board may impose.  These restrictions and risks may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

9.3                                 FORFEITURE.  Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of service as a Member of the Board during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Board may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

9.4                                 CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Board shall determine.  If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 10
PROVISIONS APPLICABLE TO ALL AWARDS

10.1                           STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the discretion of the Board, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2                           EXCHANGE PROVISIONS.  The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

10.3                           TERM OF AWARD.  The term of each Award shall be for the period as determined by the Board.

10.4                           LIMITS ON TRANSFER.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company; provided, however, that the foregoing shall not be deemed to imply any obligation of the Company to lend against or accept a lien or pledge of any Award for any reason.  No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Board, in its discretion, may permit a Participant to make a gratuitous transfer of an Award to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.  Awards so transferred may thereafter be transferred only to the Participant who originally received the Award or to an individual or trust to whom the Participant could have initially transferred the Award pursuant to this Section 10.4.

10.5                           BENEFICIARIES.  Notwithstanding Section 10.4, a Participant may, if and to the extent, and in such manner as may be determined by the Board from time to time, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Board.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, if a Participant is entitled to designate a beneficiary, a beneficiary designation may be changed or revoked by a Participant at any time in accordance with any procedures or conditions established by the Board from time to time, provided the change or revocation is filed with the Board.

10.6                           STOCK CERTIFICATES.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded as well as the terms of this Plan and any other terms, conditions or restrictions that may be applicable.  All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

10.7                           COMPLIANCE WITH SECTION 409A.  The terms of all Awards granted under the Plan shall comply with the requirements of Section 409A of the Code, to the extent subject to Section 409A.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

11.1                           GENERAL.

(a)                                  SHARES AVAILABLE FOR GRANT.  In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Board may grant Awards shall be appropriately adjusted.  In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Board may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Board may deem appropriate.

(b)                                 OUTSTANDING AWARDS – INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION.  Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Board shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c)                                  OUTSTANDING AWARDS – CERTAIN MERGERS.  Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

(d)                                 OUTSTANDING AWARDS – CERTAIN OTHER TRANSACTIONS.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price (if any) of such Award.

(e)                                  OUTSTANDING AWARDS – OTHER CHANGES.  In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article, the Board may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Board may consider appropriate to prevent dilution or enlargement of rights.

(f)                                    NO ADDITIONAL SHAREHOLDER APPROVAL REQUIRED IN CERTAIN CASES.  Except to the extent required by applicable law or stock exchange rules, no adjustment in the number of shares subject to outstanding Awards, and no adjustment in the number of shares available for grant under this Plan, shall require additional shareholder approval, and all such future adjustments shall be deemed approved by the approval of this Plan, to the extent that such adjustment, whether automatic or discretionary, is proportional to and accompanies an equivalent adjustment in the number of shares held by the Company’s shareholders.

(g)                                 NO OTHER RIGHTS.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 12
AMENDMENT, MODIFICATION, AND TERMINATION

12.1                           AMENDMENT, MODIFICATION, AND TERMINATION.  At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that the Board shall not, without the affirmative vote of the holder of a majority of the shares of each class of voting stock of the Company, make any amendment which would (i) increase the maximum number of shares of Stock for which Awards may be granted under the Plan, (ii) extend the term of the Plan, or (iii) amend the requirements as to the employees eligible to receive Awards; and further provided that no other amendment shall be made without shareholder approval to the extent shareholder approval is necessary to comply with any applicable law, regulations or stock exchange rule.

12.2                           AWARDS PREVIOUSLY GRANTED.  Except as otherwise provided in the Plan, including without limitation, the provisions of Article 11, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 13
GENERAL PROVISIONS

13.1                           NO RIGHTS TO AWARDS.  No employee or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and other persons uniformly.

13.2                           NO STOCKHOLDERS RIGHTS.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

13.3                           WITHHOLDING.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of this Plan.  A Participant may elect to have the Company withhold from those shares of Stock that would otherwise be received upon the settlement of any Award, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

13.4                           NO RIGHT TO DIRECTOR STATUS.  Neither the Plan, nor the granting of an Award hereunder, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or undertaking, express or implied, that the Company retain an Eligible Director for any period of time, or at any particular rate of compensation, or with any other benefits whatsoever.

13.5                           INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.6                           FRACTIONAL SHARES.  No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

13.7                           GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan.  If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.8                           GOVERNING LAW.  The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the State of New Jersey without regard to rules of choice of law or conflict of laws, except to the extent such laws may be pre-empted by the federal laws of the United States of America.

BLONDER TONGUE LABORATORIES, INC.

One Jake Brown Road

Old Bridge, NJ  08857

PROXY CARD FOR ANNUAL METING OF STOCKHOLDERS

MAY 24, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Undersigned hereby appoints James A. Luksch and Robert J. Pallé, Jr., and either of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this Proxy Card, all shares of Common Stock of Blonder Tongue Laboratories, Inc. (the “Company”) held of record by the undersigned on the record date of March 31, 2005, at the Annual Meeting of Stockholders to be held on May 24, 2005 and at any postponements or adjournments thereof, all as in accordance with the Notice of Annual Meeting of Stockholders and Proxy Statement furnished with this Proxy.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

BLONDER TONGUE LABORATORIES, INC.

May 24, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES”

FOR THE ELECTION OF DIRECTORS,

“FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three Class I Directors to hold office until the 2008 Annual Meeting of Stockholders or until their successors have been elected and qualified.				2.	Proposal to adopt the 2005 Employee Equity Incentive Plan.	FOR	AGAINST	ABSTAIN
						☐	☐	☐
☐	FOR ALL NOMINEES	☐	John E. Dwight	3.	Proposal to adopt the 2005 Director Equity Incentive Plan.	☐	☐	☐
		☐	Robert E. Heaton	4.	Proposal to ratify the appointment of BDO Seidman, LLP as the independent registered public accountants for the fiscal year ending December 31, 2005.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	James A. Luksch

☐	FOR ALL EXCEPT (See instructions below)

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and at any postponements or adjournments thereof.

This proxy when properly executed will be voted in the manner directed by the stockholder.  If no direction is made on this Proxy Card, this Proxy will be voted FOR the election of all nominees to serve as Class I Directors, FOR proposal 2, proposal 3 and proposal 4 and in accordance with the instructions of the Board of Directors on all other matters which may properly come before the meeting.

INSTRUCTION:		To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder			Date		Signature of Stockholder		Date

Note:

        Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.